Exhibit 99.4
Bear Stearns Series 2003-HE1
Aggregate Statement of Principal and Interest Distributions to
Certificateholders
for January 1, 2004 to December 31, 2004
Ending Principal
Class
Principal
Interest
Balance
R-I
0.00
0.00
0.00
CE
0.00
18,844,889.21
13,756,843.59
I-A-1
56,290,927.14
871,135.27
21,578,072.86
I-A-2
0.00
1,465,486.65
73,811,000.00
II-A
86,038,487.26
2,565,149.88
95,621,512.74
M-1
0.00
596,216.93
27,514,000.00
M-2
0.00
708,722.16
23,281,000.00
M-3
0.00
236,687.60
7,407,000.00
M-4
0.00
205,420.97
6,138,000.00
M-5
0.00
234,889.19
6,349,000.00
M-6
0.00
300,695.38
5,503,000.00
P
0.00
2,544,241.60
280,959,429.19
R-II
0.00
0.00
0.00